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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     October 3, 2005
                                                 -------------------------------

                               TRIMAS CORPORATION
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             (Exact name of registrant as specified in its charter)

     Delaware                         333-100351                  38-2687639
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   (State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

  39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan         48304
--------------------------------------------------------------------------------
      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (248) 631-5400
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO MATERIAL AGREEMENT.

On September 29, 2005, TriMas Company LLC (the "Borrower"), a wholly owned subsidiary of the registrant, amended its Credit Agreement dated as of June 6,
2002 (the "Credit Agreement"), among the Borrower, the registrant, the subsidiary term borrowers and the foreign subsidiary borrowers thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A. (as administrative agent and collateral agent), CSFB Cayman Islands Branch (as syndication agent), and Comerica Bank, National City Bank, and Wachovia Bank,
National Association (each as document agent). The amended terms improved the
Borrower's ability to meet its financial covenants under the Credit Agreement by
(i) including in the definition of "Consolidated EBITDA" any nonrecurring expenses or similar costs related to the completion of cost savings initiatives, including production sourcing expenses related thereto, not to exceed in the aggregate $5,000,000, (ii) increasing the Letter of Credit exposure to
$45,000,000, (iii) permitting indebtedness of any foreign subsidiary for the express purpose of repatriating dividends, subject to a maximum indebtedness of
$35,000,000 and certain other conditions, (iv) permitting certain sales, transfers, and dispositions or facilities in fiscal years 2005 and 2006 up to
$5,000,000 in the aggregate, and (v) modifying the financial covenant ratios required to be maintained.

The description set forth above is qualified by the Amendment and Agreement dated September 29, 2005 to the Credit Agreement filed herewith as exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed herewith:

                 Exhibit No.      Description

                 99.1             Amendment dated as of September 29, 2005 to
                                  the Agreement dated as of June 6, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIMAS CORPORATION

Date:             October 3, 2005
     ---------------------------------------------

           By: /s/ Grant H. Beard
              ------------------------------------------------
              Name:  Grant H. Beard
              Title: Chief Executive Officer